SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 30, 2002

WARWICK COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-23293	06-1497903
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York	10990-0591
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 986-2206

N/A

(Former name or former address, if changed since last report)

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ITEM 4.       Changes in Registrant's Certifying Accountant

            As reported in a Current Report on Form 8-K, dated May 30, 2002 (the "Form 8-K"), on May 30, 2002, Warwick Community Bancorp, Inc. (the "Company") and its subsidiaries, terminated their relationship with Arthur Andersen LLP as their independent certified public accountants. This Current Report on Form 8-K/A (the "Form 8-K/A") amends the Form 8-K as follows.

(a)	Previous independent accountants
(vi)	The Company requested that Arthur Andersen LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree. A copy of this letter, dated May 31, 2002, is filed as Exhibit 16 to this Form 8-K/A.

(b)	On June 3, 2002, the Company and its subsidiaries engaged the firm of KPMG LLP as independent certified public accountants for the fiscal year ending December 31, 2002.

ITEM 7.       Financial Statements and Exhibits

            (c)            Exhibits

                        16            Letter re changes in certifying accountants:
                                        Letter of Arthur Andersen LLP dated May 31, 2002.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.
Date: June 3, 2002	By: /s/ Fred G. Kowal Fred G. Kowal Chairman and Chief Executive Officer